UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

Thunder Bridge Capital Partners IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia

(Address of principal executive offices)

22066

(Zip Code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on March 22, 2022, Thunder Bridge Capital Partners IV, Inc., a Delaware corporation (“Thunder Bridge” or the “Company”), entered into a Business Combination Agreement (as amended to date, the “Business Combination Agreement”) by and among the Company, Coincheck Group B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”), M1 Co G.K., a Japanese limited liability company (godo kaisha) (“HoldCo”), Coincheck Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Coincheck, Inc., a Japanese joint stock company (kabushiki kaisha) (“Coincheck”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination”.

On December 10, 2024 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub merged with and into Thunder Bridge, with Thunder Bridge surviving as a wholly-owned subsidiary of PubCo. Pursuant to the terms set forth in the Business Combination Agreement,, (i) PubCo issued its ordinary shares (the “Ordinary Shares”) to M1 GK and, pursuant to a share exchange, M1 GK, at that time a wholly owned subsidiary of PubCo, exchanged all of its shares of PubCo for all of the outstanding common shares of Coincheck (the “Share Exchange”), resulting in Coincheck becoming a direct wholly owned subsidiary of M1 GK and an indirect wholly-owned subsidiary of PubCo. Immediately after giving effect to the Share Exchange, PubCo changed its legal form from a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap); (ii) Merger Sub merged with and into Thunder Bridge on the Closing Date, with Thunder Bridge continuing as the surviving corporation (the “Merger”); (iii) as a result of the Merger, each outstanding Thunder Bridge share sold as part of a unit in Thunder Bridge’s initial public offering (the “IPO” or “Thunder Bridge’s IPO”; each unit, a “Thunder Bridge Unit”; and each Thunder Bridge share, a “Thunder Bridge Public Share”), for the avoidance of doubt, not including any Thunder Bridge Share held by TBCP IV, LLC, Thunder Bridge’s sponsor (the “Thunder Bridge Sponsor”), as of the date of the Business Combination Agreement (the “Sponsor Shares”), was exchanged for one Ordinary Share; and (iv) as a result of the Merger, each outstanding private warrant exercisable for Thunder Bridge shares (a “Private Warrant”) and each outstanding public warrant exercisable for Thunder Bridge shares sold as part of a unit in Thunder Bridge’s IPO (a “Public Warrant” and the Public Warrants together with the Private Warrants, the “Thunder Bridge Warrants”) became a warrant exercisable for the number of Ordinary Shares that the holder thereof would have received if such warrant had been exercisable and exercised immediately prior to the Business Combination (each such warrant exercisable for Ordinary Shares, a “Public Warrant”).

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of (i) the Business Combination Agreement, which was filed as Exhibit 2.1 to Thunder Bridge’s Current Report on Form 8-K filed on March 22, 2022, and (ii) the First Amendment, which was filed as Exhibit 2.1 to Thunder Bridge’s Current Report on Form 8-K filed on May 31, 2023, (iii) the Second Amendment, which was filed as Exhibit 2.1 to Thunder Bridge’s Current Report on Form 8-K filed on May 30, 2024, (iv) the Third Amendment, which was filed as Exhibit 2.1 to Thunder Bridge’s Current Report on Form 8-K filed on October 11, 2024, each of which is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Thunder Bridge, PubCo and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Warrant Assumption and Amendment Agreement (the “New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of June 29, 2021, by and between Thunder Bridge and Continental (the “Existing Warrant Agreement”), to provide for the assignment by Thunder Bridge of all its rights, title and interest in the warrants of Thunder Bridge to PubCo. Pursuant to the New Warrant Agreement, all Thunder Bridge warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Thunder Bridge’s Class A common stock, but instead will be exercisable for PubCo Ordinary Shares.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Thunder Bridge terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of June 29, 2021, between Thunder Bridge and Continental, pursuant to which Continental invested the proceeds of Thunder Bridge’s initial public offering in a trust account and facilitated the public stockholder redemptions; (ii) that certain Administrative Services Agreement, dated as of June 29, 2021, between Thunder Bridge and First Capital Group, LLC, pursuant to which an affiliate of Thunder Bridge’s sponsor provided office space, administrative and support services to Thunder Bridge for a fee of $10,000 per month; (iii) that certain Advisory Support Agreement, dated as of June 29, 2021, between Thunder Bridge and First Capital Group, LLC, pursuant to which an affiliate of Thunder Bridge’s Chief Executive Officer provided advisory services relating to Thunder Bridge’s search for and consummation of an initial business combination for a fee of $20,000 per month and (iv) the Letter Agreement, dated as of June 29, 2021, made in favor of Thunder Bridge by each officer and director of Thunder Bridge and TBCP IV, LLC, which included covenants of such persons to vote in favor of Thunder Bridge’s initial business combination and not to participate in the public stockholder redemptions, among other things.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Thunder Bridge and PubCo notified The Nasdaq Stock Market (“Nasdaq”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that Thunder Bridge’s outstanding securities had been converted into PubCo’s Ordinary Shares and PubCo Warrants, as described in Item 1.02 above. Thunder Bridge and PubCo jointly requested that Nasdaq delist Thunder Bridge’s units, Class A common stock, and warrants on December 10, 2024, and as a result, trading of Thunder Bridge’s units, Class A common stock, and warrants on Nasdaq was suspended at 4:00 p.m. on December 10, 2024. On December 10, 2024, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Thunder Bridge’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Thunder Bridge occurred. Following the consummation of the Business Combination, Thunder Bridge became a wholly owned subsidiary of PubCo.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of Thunder Bridge’s officers and directors resigned as a member of Thunder Bridge’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Thunder Bridge and the officers and directors on any matter relating to Thunder Bridge’s operations, policies or practices.

Item 8.01 Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by Thunder Bridge announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant Assumption and Amendment Agreement, dated December 10, 2024, by and among Thunder Bridge Capital Partners IV, Inc., Coincheck Group N.V. and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated December 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

	By:	/s/ Gary A. Simanson
		Name:	Gary A. Simanson
		Title:	Chief Executive Officer

Dated: December 10, 2024

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